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                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                Form 8-K

                             CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


                 Date of Report (Date of earliest event
                       Reported): December 5, 2000


          CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
        ---------------------------------------------------------
         (Exact name of registrant as specified in its charter)

        Delaware                    333-37616                 13-3320910
-------------------------------    --------------        --------------------
(State or Other Jurisdiction of    (Commission           (I.R.S. Employer
               Incorporation)      File Number)          Identification No.)


                            11 Madison Avenue
                        New York, New York 10010
       -----------------------------------------------------------
                (Address of Principal Executive Offices)
                               (Zip Code)

    Registrant's telephone number, including area code (212) 325-2000
                                                       ----- --------

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
Item 5.  Other Events.
----------------------

Filing of Computational Materials.
---------------------------------

         In connection with the offering of the Mortgage-Backed
Pass-Through Certificates, Series 2000-WM2 (the "Certificates"), Credit Suisse First Boston Corporation as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to any class or classes of Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the mortgage loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed attached hereto as Exhibit 99.1.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1      Computational Materials

                               SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CREDIT SUISSE FIRST BOSTON MORTGAGE
                                 SECURITIES CORP.


                             By: /s/ Kari Roberts
                                 ---------------------
                                 Name:  Kari Roberts
                                 Title:  Vice President



Dated:  December 5, 2000

                              Exhibit Index
                              --------------

    Exhibit                                                             Page
    -------                                                             ----

    99.1         Computational Materials..................................6

                              EXHIBIT 99.1



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

CMO Desk                               Yields Given Prices Report     XWAMU00-2  30 year  7.7's
                                       User ID: jperry
                                       Deals Directory: /home/jperry/intexdeals
                                       Date:    12/05/2000   10:08:13
                                       Bond: SNR   Balance: 144,565,009.92   Coupon:   7.750000

Delay:  20  Class Factor: 1.00  Accruing Since: 11/01/2000
Settlement Date: 11/29/2000  WHOLE 30 year  WAC:  8.48  WAM: 354.40

   Months       PSA        PSA        PSA        PSA        PSA        PSA        PSA
     480        100        150        200        250        325        400        500

    99- 0      7.966      7.981      7.997      8.013      8.037      8.061      8.093
    99- 2      7.956      7.969      7.983      7.998      8.019      8.041      8.069
    99- 4      7.946      7.958      7.970      7.982      8.001      8.020      8.046
    99- 6      7.936      7.946      7.957      7.967      7.984      8.000      8.022
    99- 8      7.926      7.935      7.944      7.952      7.966      7.980      7.998
    99-10      7.916      7.923      7.930      7.938      7.948      7.959      7.974

    99-12      7.907      7.912      7.917      7.923      7.931      7.939      7.950
    99-14      7.897      7.900      7.904      7.908      7.913      7.919      7.926
    99-16      7.887      7.889      7.891      7.893      7.896      7.899      7.902
    99-18      7.877      7.877      7.878      7.878      7.878      7.878      7.879
    99-20      7.867      7.866      7.864      7.863      7.861      7.858      7.855
    99-22      7.858      7.855      7.851      7.848      7.843      7.838      7.831

   *99-24      7.848      7.843      7.838      7.833      7.826      7.818      7.808
    99-26      7.838      7.832      7.825      7.818      7.808      7.798      7.784
    99-28      7.828      7.820      7.812      7.803      7.791      7.778      7.760
    99-30      7.819      7.809      7.799      7.789      7.773      7.758      7.737
   100- 0      7.809      7.798      7.786      7.774      7.756      7.738      7.713
   100- 2      7.799      7.786      7.773      7.759      7.738      7.718      7.690

   100- 4      7.790      7.775      7.760      7.744      7.721      7.698      7.666
   100- 6      7.780      7.764      7.747      7.730      7.704      7.678      7.643
   100- 8      7.770      7.752      7.734      7.715      7.686      7.658      7.619
   100-10      7.761      7.741      7.721      7.700      7.669      7.638      7.596
   100-12      7.751      7.730      7.708      7.686      7.652      7.618      7.572
   100-14      7.741      7.718      7.695      7.671      7.635      7.598      7.549

  AVG LIFE    11.40        9.00      7.33       6.13       4.89       4.04       3.28
  DURATION     6.39        5.46      4.75       4.20       3.56       3.10       2.63
  FIRST PAY   12/00       12/00     12/00      12/00      12/00      12/00      12/00
  LAST PAY    10/30       10/30     10/30      10/30      10/30      10/30      10/30

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON CORPORATION (CSFBC) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the under-lying assets has not been independently verified by CSFBC. CSFBC is not acting as agent for the Issuer or its affiliiates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFBC makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities my not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securites.

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